[Exhibit 32.2]

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Lightwave Logic, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew J. Ashton, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 9, 2008

                                  /s/ Andrew J. Ashton
                                  --------------------------
                                  Andrew J. Ashton, Treasurer
                                  Lightwave Logic, Inc.